UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                          July 25, 2006 (July 24, 2006)
                     --------------------------------------
                Date of report (Date of earliest event reported)

                               Hexcel Corporation
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                 1-8472                    94-1109521
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(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)

                               Two Stamford Plaza
                              281 Tresser Boulevard
                        Stamford, Connecticut 06901-3238
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              (Address of Principal Executive Offices and Zip Code)


                                 (203) 969-0666
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              (Registrant's telephone number, including area code)

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operation and Financial Condition

          On July 24, 2006, Hexcel Corporation, a Delaware corporation (the "Company"), issued a press release in which the Company announced its financial results for its fiscal quarter and six months ended June 30, 2006. A copy of this earnings press release is being furnished as
          Exhibit 99.1 and is incorporated herein by reference.

Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure

          The information contained in Item 2.02 of this report is incorporated by reference into this Item 7.01.

Section 8 - Other Events

Item 8.01   Other Events

          On July 25, 2006, the Company posted to its website a table which summarizes sales by business unit and market segment for the quarters ended June 30, 2006 and 2005, and March 31, 2006. A copy of this table is being furnished as Exhibit 99.2 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

       (c)  Exhibits

         99.1  Press Release issued by the Company on July 24, 2006.

         99.2 Sales by business unit and market segment for the quarters ended June 30, 2006 and 2005, and March 31, 2006.

                                    Signature
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      HEXCEL CORPORATION

         July 25 , 2006
                                                     /s/ William J. Fazio
                                                   -------------------------
                                                    William J. Fazio
                                                    Corporate Controller and
                                                    Chief Accounting Officer

                                  Exhibit Index
                                  -------------


Exhibit No.                Description
-----------                -----------

99.1            Press Release issued by the Company on July 24, 2006.

99.2 Sales by business unit and market segment for the quarters ended June 3, 2006 and 2005, and March 31, 2006.